ACCRUED EXPENSES AND OTHER LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2024
ACCRUED EXPENSES AND OTHER LIABILITIES
Schedule of accrued expenses and other liabilities

	As at December 31,
	2023	2024	2024
	RMB	RMB	US$
Accrued expenses*	387,040	547,626	75,024
Salaries and welfare payable	98,599	83,003	11,371
Business and other taxes payable	15,619	32,708	4,481
Contract liabilities	59,408	46,151	6,323
Other payables	171,127	136,706	18,729
	731,793	846,194	115,928
*

As of December 31, 2023 and 2024, accrued expenses mainly consisted of payables for property, plant and equipment, accrued interest expense for bank and other borrowings and other accrued expenses. The addition in 2024 was mainly due to the increase in payables for hospital construction and related plants.